                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2000


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


         DELAWARE                    0-19604                 95-340340
----------------------------     ----------------     ----------------------
(State or Other Jurisdiction     (Commission          (IRS Employer
     of Incorporation)           File Number)         Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (323) 210-5000
  -----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
  -----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         Reference is made to the press release of Registrant issued on December 7, 2000 which contains information meeting the requirements of this
Item 5 and is incorporated herein by this reference. A copy of the press releases are attached to this Form 8-K as Exhibit 99.1.

         Aames Capital Corporation, a wholly owned subsidiary of Aames Financial Corporation is releasing the following information concerning delinquency and loss in its loan servicing portfolio in response to inquiries received from members of the financial community in connection with its mortgage-backed securities. A copy of this information is attached to this Form 8-K as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)        EXHIBITS

         99.1       Press release issued December 7, 2000.

         99.2 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital
                    Corporation.






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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AAMES FINANCIAL CORPORATION





Dated: December 13, 2000          By:       /S/     RALPH W. FLICK
                                            ----------------------------------
                                            Ralph W. Flick
                                            Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
      99.1              Press release issued December 7, 2000.

      99.2 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation.








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